UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2012, the Board of Directors (the “Board”) of Continental Resources, Inc. (the “Company”) authorized the amendment and restatement of the Company’s Bylaws (as amended and restated the “Third Amended and Restated Bylaws”). The revisions to the Third Amended and Restated Bylaws include, among other things, the following:

•	The deletion of the requirement that the annual meeting of shareholders occur within thirteen (13) months of the last annual meeting of shareholders;

•	The deletion of the Company’s President as a person authorized to call special meetings of shareholders;

•	The addition of the Chairman of the Board as a person authorized to postpone or reschedule any previously scheduled special meeting of shareholders;

•

The addition of a provision stating the only evidence regarding the shareholders entitled to examine certain corporate records or vote at shareholder meetings shall be the Company’s stock ledger or other records approved by the Secretary of the Company;

•

The addition of language stating the nomination process set forth in the Third Amended and Restated Bylaws is the exclusive means for a shareholder to nominate a director for election to the Board of the Company;

•

The addition of language stating that, to be timely, a shareholder’s notice of nomination in connection with a director nominee must be received not less than ninety (90) days or more than one hundred twenty (120) days prior to the one-year anniversary date of the preceding year’s annual meeting of shareholders;

•	The deletion of language requiring a person nominated by the Board for election as a director provide certain information if requested by an officer of the Company;

•

The addition of language specifying that any person who is designated as a substitute director nominee (if the person initially designated as a nominee becomes unable or unwilling to stand for election to the Board), must also provide the same type of information as would have been required from the initial nominee under the Third Amended and Restated Bylaws;

•

The addition of language stating that, except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the process set forth in the Third Amended and Restated Bylaws is the exclusive means for a shareholder to propose business before an annual meeting of shareholders;

•

The addition of language stating that, to be timely, a shareholder’s notice in connection with business to be brought before an annual meeting of shareholders must be received not less than ninety (90) days or more than one hundred twenty (120) days prior the one-year anniversary date of the preceding year’s annual meeting of shareholders;

•	Expanded requirements in connection with the information required to be provided by a shareholder requesting to bring business before an annual meeting of shareholders, including the following:

•	Any proposal for any change to the Company’s Certificate of Incorporation or Bylaws, must include the text of the resolution proposing to implement the same;

•	The identity of any beneficial owner or owners on whose behalf the proposal is being made and the name and address of such beneficial owner or owners;

•	Information regarding the acquisition of shares by any beneficial owner on whose behalf the proposal is being made;

•	A description of any material interest the proposing shareholder may have in the proposed business;

•

A description of any transaction, agreement, arrangement or understanding involving the proposing shareholder or any beneficial owner or owners on whose behalf the proposal is being made, the effect of which is to manage the risk or benefit of price changes in the Company’s stock, mitigate loss with respect to any shares of the Company’s stock, or to increase or decrease the voting power of the proposing shareholder or any such beneficial owner with respect to any shares of the Company’s stock;

•	A representation that the proposing shareholder intends to appear in person or by proxy at the annual meeting to bring the proposed business before the meeting;

•

An undertaking by the proposing shareholder to update the information required to be included in the shareholder notice as of the record date of the meeting promptly following the later of the record date for the meeting or the date notice of the record date is first publicly disclosed;

•	The addition of language stating once a quorum is established at a shareholder meeting, it shall not be broken by the withdrawal of votes leaving less than a quorum;

•

The addition of an expanded description of the duties of an inspector of elections as well as language providing the inspector of elections may consider such information as is permitted by applicable law in determining the validity of proxies and ballots cast at a shareholders’ meeting;

•	The addition of an expanded description of the regulations and procedures that may be determined by the chairman of a shareholders’ meeting in conducting the meeting;

•

The addition of a requirement that any director nominee in an uncontested election who receives a greater number of “withheld” votes than “for” votes submit his or her offer of resignation for consideration by the Nominating/Corporate Governance Committee of the Board, which shall consider all relevant facts and circumstances in making a recommendation to the Board as to the action to be taken with respect to the offered resignation;

•

The addition of a revised description of who shall determine the business to be transacted at directors’ meetings and the time and place of directors’ meetings in the absence of the Chairman of the Board;

•

The addition of language stating the Board may select a time other than the first meeting after the annual meeting of shareholders to elect officers and that officers must be elected by the Board at least once in each calendar year;

•	The addition of language indicating special meetings of the Board may be called on less than 48 hours notice if deemed necessary or appropriate under the circumstances;

•

The addition of language providing no contract or transaction between the Company and one of its directors or officers or between the Company and an entity in which a director or officer has a financial interest will be void solely because the director or officer is present, participates or votes at a meeting of the Board or a committee thereof or shareholders’ meeting authorizing the agreement or transaction, as long as the material facts regarding the transaction and the director’s or officer’s interest are known, the contract or transaction is approved by the majority of disinterested directors voting on the matter or is specifically approved in good faith by vote of the shareholders or the contract or transaction is fair to the Company at the time it is approved;

•

The addition of language providing interested directors may be counted for the purpose of determining a quorum at a meeting of the Board or a committee authorizing a contract or transaction in which the interested director has an interest;

•

The addition of a description of the officer positions Treasurer and Assistant Treasurer and language providing the Board may designate other officer positions and assign such duties and powers to the designated positions as the Board shall deem appropriate;

•

The addition of language providing that no transfer of shares shall be valid against the Company for any purpose, until it shall have been transferred in accordance with certain procedures set forth in the Third Amended and Restated Bylaws;

•

The addition of language providing the attendance of a person at a meeting, in person or represented by a proxy, shall constitute a waiver of notice of the meeting, except where a person attends for the express purpose of objecting at the beginning of the meeting that the meeting is not lawfully called or convened;

•

The addition of a non-exclusive definition of “good faith” to be used in determining whether a director or officer has met the applicable standard of conduct in order to be entitled to receive indemnification;

•

The addition of language providing a committee of the Board can determine whether indemnification of an officer or director is proper and whether the director or officer has met the applicable standard of conduct to receive indemnification;

•

The addition of language providing any director or officer may apply to the District Court for the State of Oklahoma for indemnification pursuant to the Third Amended and Restated Bylaws and providing that the director or officer shall be paid the expenses of prosecuting such suit if successful;

•	The addition of a definition of the word “Corporation” for purposes of the indemnification provisions of the Third Amended and Restated Bylaws;

•	The addition of a definition of the phrase “serving at the request of the Corporation as a director or officer” for purposes of the indemnification provisions of the Third Amended and Restated Bylaws;

•

The addition of language providing that except for proceedings to enforce rights to indemnification, the Company is not obligated to indemnify any director or officer in connection with a proceeding initiated by such person, unless such proceeding was authorized or consented to by the Board;

•	The addition of language providing the right of directors or officers to indemnification is a contract right;

•

The addition of a provision providing that unless the Company otherwise consents in writing to the selection of an alternative forum, the District Court for the State of Oklahoma shall be the sole and exclusive forum for derivative actions, actions asserting a claim of breach of fiduciary duty, any claim arising pursuant to any provision of the Oklahoma General Corporation Act and any action asserting a claim governed by the internal affairs doctrine.

The Third Amended and Restated Bylaws also include certain technical and non-substantive modifications.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Continental Resources, Inc., effective as of October 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Date: November 6, 2012	By:	/s/ Eric S. Eissenstat
Eric S. Eissenstat
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Continental Resources, Inc., effective as of October 31, 2012.